Supplement No. 1 dated November 22, 1996
                                       to
                         Prospectus dated August 1, 1996
                                       for
                     STATE STREET RESEARCH HIGH INCOME FUND
                 a series of State Street Research Income Trust


The Fund's Investments

    The seventh paragraph under the above caption at page 6 of the Prospectus is revised in its entirety as follows:

        "The Fund may invest in securities restricted as to resale which could become illiquid. Some restricted securities can be resold pursuant to Rule 144A under the Securities Act of 1933, which allows for the resale of certain restricted securities among qualified institutional buyers. Because the Rule 144A market is still developing, even restricted securities resalable pursuant to the rule can be illiquid, however. See the Statement of Additional Information."

Other Investment Policies

    The eighth paragraph under the above caption at page 9 of the Prospectus is revised in its entirety as follows:

        "Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. The foregoing nonfundamental investment restriction may be changed without a shareholder vote."


    The thirteenth paragraph under the above caption at page 9 of the Prospectus is revised in its entirety as follows:

        "The Fund may purchase securities on a "when-issued," forward commitment or delayed delivery basis and invest up to 30% of its total assets in repurchase agreements, subject to certain limitations. See the Statement of Additional Information."


Purchase of Shares --
    Class A Shares -- Initial Sales Charges --
    Sales Charges

     The second paragraph under the above caption at page 13 of the Prospectus is hereby revised in its entirety as follows:

        "On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer a commission based on the aggregate of such sales as follows:

    Amount of Sale                                Commission
    --------------                                ----------
    (a) $1 million to $3 million ...............     1.00%
    (b) Next $2 million ........................     0.50%
    (c) Amount over $5 million .................     0.25%"

                     STATE STREET RESEARCH HIGH INCOME FUND

                                   a series of

                       STATE STREET RESEARCH INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 1996

                     (As Supplemented November 22, 1996) (a)


                                TABLE OF CONTENTS

                                                                            Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS..............................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN INVESTMENT TECHNIQUES.......................................5


DEBT INSTRUMENTS AND
         PERMITTED CASH INVESTMENTS.........................................13

TRUSTEES AND OFFICERS.......................................................17

INVESTMENT ADVISORY SERVICES................................................22

PURCHASE AND REDEMPTION OF SHARES...........................................23

NET ASSET VALUE.............................................................25

PORTFOLIO TRANSACTIONS......................................................26

CERTAIN TAX MATTERS.........................................................29

DISTRIBUTION OF SHARES OF THE FUND..........................................32

CALCULATION OF PERFORMANCE DATA.............................................35

CUSTODIAN...................................................................40

INDEPENDENT ACCOUNTANTS.....................................................40

FINANCIAL STATEMENTS........................................................40

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research High Income Fund (the "Fund") dated August 1, 1996, which may be obtained without charge from the offices of State Street Research Income Trust ("the Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


(a) Only pages 1, 3, 4, 5, 11 and 20 have been revised


CONTROL NUMBER: 1285G-961125(0897)SSR-LD        HI-879D-1196

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund's Investments" and "Other Investment Policies" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is, except as noted, the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4)      not to purchase or sell real estate in fee simple;

         (5) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests (and enter into repurchase agreements with respect thereto);

         (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

         (7) not to invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

         (9) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

         The following investment restrictions may be changed with respect to the Fund by a vote of a majority of the Trustees. Under these restrictions, it is, except as noted, the Fund's policy:

         (1) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (2) not to make an investment in warrants, valued at the lower of cost or market, which causes the Fund to own, at the time of such investment, warrants in excess of 5% of the Fund's net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value);

         (3) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's total assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (5) not to purchase a security issued by another investment company if, immediately after such purchase, the Fund would own, in the aggregate, (i) more than 3% of the total outstanding voting stock of such other investment company;
                  (ii) securities issued by such other investment company having an aggregate value in excess of 5% of the value of the Fund's total assets; or (iii) securities issued by such other investment company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the Fund's total assets; provided, however, that the Fund may purchase investment company securities without limit for the purpose of completing a merger, consolidation or other acquisition of assets;

         (6) not to purchase for or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;

         (7) not to invest in companies for the purpose of exercising control over their management, although the Trust may from time to time present its views on various matters to the management of issuers in which it holds investments; and

         (8) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, the Fund may buy and sell options, futures contracts, and options on futures contracts with respect to securities and securities indices and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to that increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus to protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an unexpected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         The Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a debt security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or future contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its position that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which they intend to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in financial futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability effectively to hedge its securities and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 10% of the Fund's total assets.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would right offset one another, with a fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith for the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with the established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty of if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Restricted Securities

         Currently, the Fund's policy is to not make an investment in Rule 144A securities if as a result more than 25% of its total assets are invested in such securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are still developing; depending on the development of such markets, such Rule 144A securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. Investments in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

         Also, under current policy, the Fund will not invest in other restricted securities if as a result more than 10% of its total assets are invested in such other restricted securities. Restricted securities which are not resalable under Rule 144A can be more subject to risks of illiquidity and subjective valuations than Rule 144A securities.

Foreign Investments

         To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions

         The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Industry Classifications

         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables, etc. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.

Aerospace
Airline
Asset-backed--Mortages
Asset-backed--Credit Card Receivables
Automotive
Automotive Parts
Bank
Building
Business Service
Cable
Capital Goods & Equipment
Chemical
Computer Software & Service
Conglomerate
Consumer Goods & Services
Container
Cosmetics
Diversified
Drug
Electric
Electrical Equipment
Electronic Components
Electronic Equipment
Entertainment
Financial Service
Food & Beverage
Forest Products
Gaming & Lodging
Gas
Gas Transmission
Grocery
Healthcare & Hospital
   Management
Hospital Supply
Hotel & Restaurant
Insurance
Machinery
Media
Metal & Mining
Office Equipment
Oil Production
Oil Refining + Marketing
Oil Service
Paper Products
Personal Care
Photography
Plastics
Printing & Publishing
Railroad
Real Estate & Building
Recreation
Retail Trade
Savings & Loan
Shipping & Transportation
Technology & Communications
Telephone
Textile & Apparel
Tobacco
Truckers
Trust Certificates--Government
 Related Lending

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         As indicated in the Fund's Prospectus, the Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective status or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by S&P or Prime by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         Information concerning corporate bond and debenture ratings of S&P and Moody's appears in the Appendix to the Fund's Prospectus. In the event applicable rating agencies lower the ratings of debt instruments held by the Fund, resulting in a material decline in the overall quality of the Fund's portfolio, the situation will be reviewed and necessary action, if any, will be taken, including changes in the composition of the portfolio.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 40. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 55. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 69. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109 serves as Trustee of the Trust. He is 69. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 40. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, General Counsel and Clerk of State Street Research Investment Services, Inc.

-----------------
* or + See footnotes on page 19.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
58. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 42. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 53. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and Chief Investment Officer and Director of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 71. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

-----------------
* or + See footnotes on page 19.

         *+Michael R. Yogg, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 49. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President, State Street Research & Management Company.















* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         As of April 30, 1996, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                                 Shareholder                               %

Class B                  Merrill Lynch                                     9.9

Class C                  State Street Bank and Trust Company              17.5
                         Chase Manhattan Bank                             13.3
                         C.P.R. Parvata, Trustee                           6.8

Class D                  Merrill Lynch                                    20.7
                         R. Duffield & C.R. Player, Jr., Co-Trustees      21.6

         The full name and address of each of the above persons or entities are as follows:

R. Duffield & C.R. Player, Jr., Co-Trustees (a)

C.P.R. Parvata, Trustee (a)

State Street Bank and Trust Company (b)
225 Franklin Street
Boston, Massachusetts 02110

Chase Manhattan Bank, N.A. (b)(c)
770 Broadway
New York, New York 10003

Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
One Liberty Plaza
165 Broadway
New York, New York 10080


--------------------

(a)      The address for each of the above persons is:

                  c/o State Street Research Shareholder Services
                  One Financial Center
                  Boston, Massachusetts 02111

(b) The Fund believes that such entity does not have beneficial ownership of such shares.

(c) Chase Manhattan Bank holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

         As of April 30, 1996, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, and owned no shares of the Fund's outstanding Class B, Class C or Class D shares.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees have been compensated as follows:

-------------------------------------------------------------------------------
                                                         Total
                                                     Compensation
                                  Aggregate         From Trust and
        Name of                 Compensation         Complex Paid
        Trustee                 From Trust(a)       to Trustees(b)
-------------------------------------------------------------------------------

Edward M. Lamont               $      8,985          $      63,510
Robert A. Lawrence             $      8,985          $      91,685
Dean O. Morton                 $      9,785          $     103,085
Thomas L. Phillips             $      8,285          $      67,185
Toby Rosenblatt                $      8,985          $      63,510
Michael S. Scott Morton        $     10,185          $     109,035
Ralph F. Verni                 $          0          $           0
Jeptha H. Wade                 $      9,185          $      76,285

(a) Includes compensation from multiple Series of the Trust for the fiscal year ended March 31, 1996. See "Distribution of Shares" for a listing of series.

(b) Includes compensation from 30 series, including series of Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser. "Total Compensation from Trust and Complex" is for 12 months ended December 31, 1995. The Trust does not provide any pension or retirement benefits for the Trustees.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day said Exchange is open for trading, at the annual rate of 0.65% of the net assets of the Fund. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended March 31, 1994, 1995 and 1996, the investment advisory fee for the Fund was $4,022,674, $4,696,647 and $5,199,204, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $218,726, $0 and $0, respectively.

         Further, to the extent required under applicable state regulatory requirements, the Investment Manager will reduce its management fee for the Fund up to the amount of any expenses (excluding permissible items, such as Rule 12b-1 Distribution Plan payments, brokerage commissions, interest, taxes and litigation expenses) paid or incurred by the Fund in any fiscal year which exceed specified percentages of the average daily net assets of such Fund for such fiscal year. The most restrictive of such percentage limitations is currently 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. These commitments may be amended or rescinded in response to changes in the requirements of the various states by the Trustees without shareholder approval.

         The Advisory Agreement provides that it will continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, such as employee benefit plans, through or under which Fund shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price - The public offering price for each class of shares is based on their net asset value determined as of the close of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Class C Shares - Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust utilizing such pricing services as may be deemed appropriate as described above. Securities deemed restricted as to resale are valued at the fair value thereof as determined by or in accordance with methods adopted by the Trustees of the Trust.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained reflects fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended March 31, 1995 and 1996 were 31.55% and 56.47%, respectively. The Investment Manager believes the portfolio turnover rate for the fiscal year ended March 31, 1996 was significantly higher because of the liquidation of investments through calls on debt holdings by issuers of the debt, through sales of investments based on the Investment Manager's assessment of the changing market valuation and creditworthiness of certain issuers, and through strategic selling in light of changes in interest rates. The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modelling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modelling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, relies on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Fund in secondary trading during the fiscal years ended March 31, 1994, 1995 and 1996, amounted to $50,536, $56,055 and $131,397, respectively.
The Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended March 31, 1996 was significantly higher than during the previous year because of increased selling based on the Investment Manager's assessment of market valuations, credit qualities and interest rates. During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- In General

         The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things,
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distributeannually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders

         Distributions by the Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

                       DISTRIBUTION OF SHARES OF THE FUND

         State Street Research Income Trust is currently comprised of the following series: State Street Research High Income Fund and State Street Research Managed Assets. The Trustees have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may allow all or portions of such sales charges as concessions to dealers. For the fiscal years ended March 31, 1994, 1995 and 1996, total sales charges on Class A shares paid to the Distributor amounted to $4,321,364, $3,774,724 and $2,741,302, respectively. For the same periods, $513,300, $447,617 and $268,551, respectively, was retained by the Distributor after reallowance of concessions to dealers.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Funds and paid initial commissions to securities dealers for sales of such shares as follows:

                                                                                   June 1, 1993
                                                                                 (commencement of
                  Fiscal Year Ended             Fiscal Year Ended            share class designations)
                   March 31, 1996                         March 31, 1995         to March 31, 1994
          -------------------------------  -----------------------------    -----------------------------------
            Contingent                      Contingent                       Contingent
             Deferred       Commissions      Deferred      Commissions        Deferred      Commissions
           Sales Charges  Paid to Dealers  Sales Charges Paid to Dealers    Sales Charges Paid to Dealers
           -------------  ---------------  -----------------------------    -----------------------------
Class A     $       0       $ 2,472,751     $    1,238     $ 3,327,107       $        0    $ 3,808,064*
Class B     $ 734,173       $ 2,802,176     $  274,749     $ 2,315,926       $   38,044    $ 1,675,127
Class D     $   4,449       $   100,380     $    2,188     $    49,802       $        0    $    26,870

-------------------
* For the period April 1, 1993 through March 31, 1994.

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal service by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal service and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended March 31, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                         Class A       Class B      Class D
                                         -------       -------      -------

Advertising                             $        0    $        0     $      0

Printing and mailing of prospectuses
  to other than current shareholders             0             0            0

Compensation to dealers                  1,583,616     1,516,560      115,118

Compensation to sales personnel                  0             0            0

Interest                                         0             0            0

Carrying or other
  financing charges                              0             0            0

Other expenses:  marketing; general              0             0            0
                                        -----------   ----------     --------

Total fees                              $1,583,616    $1,516,560     $115,118
                                        ==========    ==========     ========

The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter.

         The performance data reflects Rule 12b-1 fees and sales charges, where applicable, as set forth below:

                               Rule 12b-1 Fees                                        Sales Charges
            -------------------------------------------------      -------------------------------------------------
             Current
Class        Amount                 Period
-----        ------                 ------
   A         0.25%           Since commencement of                 Maximum 4.5% sales charge reflected
                             operations to present

   B         1.00%           0.25% until June 1, 1993;             1- and 5-year periods reflect a 5% and a
                             1% June 1, 1993 to present;           2% contingent deferred sales charge,
                             fee will reduce performance           respectively
                             for periods after June 1, 1993

   C         None            0.25% until June 1, 1993;             None
                             0% thereafter

   D         1.00%           0.25% until June 1, 1993;             1-year period reflects a 1% contingent
                             1% June 1, 1993 to present;           deferred sales charge
                             fee will reduce performance
                             for periods after June 1, 1993

         All calculations of performance data in this section reflect the voluntary measures by the Fund's affiliates to reduce expenses relating to the Fund; see "Accrued Expenses" later in this section.

Total Return

         The average annual total return of each class of shares of the Fund was as follows:

                Commencement of
                  Operations              Five Years                One Year
               (August 25, 1986)             Ended                   Ended
               to March 31, 1996        March 31, 1996           March 31,1996
               -----------------        --------------           -------------

Class A               9.55%                  13.98%                   7.77%
Class B               9.81%                  14.26%                   7.06%
Class C              10.11%                  15.11%                  13.19%
Class D               9.80%                  14.49%                  11.05%

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                  P(1+T)n = ERV

Where:    P    =  a hypothetical initial payment of $1,000

          T    =  average annual total return

          n    =  number of years

          ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the maximum initial or contingent deferred sales charge applicable to the investment is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield

         The annualized yield of each class of shares of the Fund based on the month of March 1996 was as follows:

         Class A                    7.51%
         Class B                    7.15%
         Class C                    8.18%
         Class D                    7.14%

         Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                YIELD = 2[( a-b + 1)6 -1]
                            ---
                            cd

Where     a  =  dividends and interest earned during the period

          b = expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends

          d = the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended March 31, 1996 without taking sales charges into account, were as follows:

                Class A                             6.00%
                Class B                             5.81%
                Class C                             6.17%
                Class D                             5.63%

Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rates of the Fund, based on the month of March 1996, were as follows:

                Class A                             8.38%
                Class B                             8.03%
                Class C                             9.08%
                Class D                             8.03%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.

                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended March 31, 1996.

280883.c3

STATE STREET RESEARCH HIGH INCOME FUND

INVESTMENT PORTFOLIO
March 31, 1996

---------------------------------    ----------    ---------   -------------
                                      Principal     Maturity        Value
                                       Amount         Date        (Note 1)
---------------------------------     ----------    ---------   -------------
BONDS 80.5%
Aerospace 4.8%
BE Aerospace, Inc. Sr. Notes,
  9.875%+                           $ 6,300,000    2/01/2006     $ 6,363,000
K&F Industries, Inc. Sr. Sub.
  Deb., 13.75%                        5,743,000    8/01/2001       5,972,720
K&F Industries, Inc. Sr. Sec.
  Notes, 11.875%                      7,264,000   12/01/2003       7,881,440
Ladish Co., Inc. Sr. Sub. Units,
  12.00%++                              181,135   12/22/2000         189,157
Sabreliner Corp. Sr. Note,
  12.50%+                             1,750,000    4/15/2003       1,653,750
Talley Manufacturing and
  Technology, Inc. Sr. Notes,
  10.75%                              7,000,000   10/15/2003       7,035,000
Talley Industries, Inc. Disc.
  Deb., 0.00% to 10/14/98, 12.25%
  from 10/15/98 to maturity          10,590,000   10/15/2005       8,260,200
Wyman-Gordon Co. Sr. Notes,
  10.75%                              3,390,000    3/15/2003       3,525,600
                                                                  -----------
                                                                  40,880,867
                                                                  -----------
Airlines 1.3%
CHC Helicopter Corp. Sr. Sub.
  Note, 11.50%                       11,700,000    7/15/2002      11,115,000
                                                                  -----------
Automotive 0.8%
Exide Corp. Sr. Notes, 10.75%         3,000,000   12/15/2002       3,082,500
Harvard Industries, Inc. Sr.
  Notes, 12.00%                       2,250,000    7/15/2004       2,317,500
Penda Industries, Inc. Sr. Notes,
  10.75%                              1,750,000    3/01/2004       1,470,000
Venture Holdings Trust Sr. Sub.
  Notes, 9.75%                          250,000    4/01/2004         200,000
                                                                  -----------
                                                                   7,070,000
                                                                  -----------
Business Service 0.6%
La Petite Holdings Co. Sr. Sec.
  Notes, 9.625%                       5,000,000    8/01/2001       4,750,000
                                                                  -----------
Cable 4.3%
American Telecasting, Inc. Sr.
  Sub. Units, 0.00% to 6/14/99,
  12.50% from 6/15/99 to maturity     5,480,056    6/15/2004       4,000,441
CAI Wireless Systems, Inc. Sr.
  Disc. Note, 12.25%                  1,050,000    9/15/2002       1,113,000
Heartland Wireless
  Communications, Inc. Units,
  13.00%                              8,250,000    4/15/2003       9,033,750
Insight Communications Co., L.P.
  Sr. Sub. Disc. Note, 8.25% to
  2/29/96, 11.25% from 3/1/96 to
  maturity                          $ 1,525,000    3/01/2000     $ 1,563,125
Marcus Cable Operating Co. L.P.
  Sr. Deb., 11.875%                   3,500,000   10/01/2005       3,727,500
Marcus Cable Operating Co. L.P.
  Sr. Disc. Note, 0.00% to
  7/31/99, 13.50% from 8/1/99 to
  maturity                            9,000,000    8/01/2004       6,525,000
Telewest Communications PLC Sr.
  Deb., 9.625%                        4,750,000   10/01/2006       4,738,125
Wireless One, Inc. Sr. Disc.
  Note, 13.00%                        5,500,000   10/15/2003       5,802,500
                                                                  -----------
                                                                  36,503,441
                                                                  -----------
Capital Goods/Equipment 2.1%
Axia Holdings Corp. Sr. Sub.
  Notes, 11.00%                         750,000    3/15/2001         735,000
Chatwins Group, Inc. Sr. Exch.
  Note, 13.00%                        6,250,000    5/01/2003       5,187,500
Consolidated Hydro Inc. Sr. Disc.
  Note, 0.00% to 1/14/99, 12.00%
  from 1/15/99 to maturity            2,525,000    7/15/2003       1,648,774
ICF Kaiser International, Inc.
  Sr. Sub. Notes, 12.00%              4,750,000   12/31/2003       4,476,875
ICF Kaiser International, Inc.
  Units, 12.00%                       3,750,000   12/31/2003       3,562,500
Specialty Equipment Companies,
  Inc. Sr. Sub. Note, 11.375%         1,250,000   12/01/2003       1,309,375
Waters Corp. Sr. Sub. Note,
  12.75%                              1,125,000    9/30/2004       1,350,000
                                                                  -----------
                                                                  18,270,024
                                                                  -----------
Chemical 1.2%
Pioneer Americas Acquisition
  Corp. Sr. Note, 13.375%             9,500,000    4/01/2005      10,188,750
                                                                  -----------
Conglomerate 0.9%
Alvey Systems, Inc. Sr. Sub.
  Note, 11.375%+                      7,750,000    1/31/2003       8,060,000
                                                                  -----------
Consumer Goods 2.5%
Carrols Corp. Sr. Notes, 11.50%       7,200,000    8/15/2003       7,380,000
Central Rents, Inc. Sr. Notes,
  12.875%                             5,250,000   12/15/2003       5,276,250

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

---------------------------------     ----------    ---------   -------------
                                      Principal     Maturity        Value
                                       Amount         Date        (Note 1)
---------------------------------     ----------    ---------   -------------
Consumer Goods (cont'd)
Norcal Waste Systems, Inc. Sr.
  Sub. Note, 12.50% to 5/14/96,
  12.75% from 5/15/96 to
  11/14/96, 13.00% from 11/15/96
  to 5/14/97, 13.25% from 5/15/97
  to 11/14/97, 13.50% from
  11/15/97 to maturity+             $ 6,750,000   11/15/2005     $ 6,986,250
Town & Country Corp. Sr. Sub.
  Notes, 13.00%(open diamond)         2,561,000    5/31/1998       1,562,210
                                                                  -----------
                                                                  21,204,710
                                                                  -----------
Cosmetics 0.1%
Renaissance Cosmetics, Inc. Sr.
  Notes, 13.75%                       1,000,000    8/15/2001       1,005,000
                                                                  -----------
Drug 0.5%
Phar-Mor, Inc. Sr. Note, 11.72%       4,725,000    9/11/2002       4,583,250
                                                                  -----------
Entertainment 2.6%
Live Entertainment Inc. Sr. Sub.
  Notes, 10.00% to 3/22/96,
  12.00% from 3/23/96 to maturity     7,936,100    3/23/1999       6,666,324
Plitt Theatres, Inc. Sr. Sub.
  Note, 10.875%                       5,750,000    6/15/2004       5,865,000
Premier Parks, Inc. Sr. Note,
  12.00%                              1,750,000    8/15/2003       1,855,000
United Artists Theatre Series
  1995, 9.30%+                        8,000,000    7/01/2015       7,680,000
                                                                  -----------
                                                                  22,066,324
                                                                  -----------
Food & Beverage 4.7%
Doskocil Companies, Inc. Sr. Sub.
  Red. Notes, 9.75%                  11,155,000    7/15/2000      11,601,200
Fresh DelMonte Produce N.V. Note,
  10.00%                              6,325,000    5/01/2003       5,882,250
MAFCO Inc. Sr. Sub. Notes,
  11.875%                             1,500,000   11/15/2002       1,567,500
Seven-Up/RC Bottling Co. of
  Southern California, Inc.
  Notes, 11.50% (open box)           13,500,000    8/01/1999       8,100,000
Smittys Super Value Inc. Sr. Sub.
  Notes, 12.75%                       3,250,000    6/15/2004       3,542,500
Specialty Foods Corp. Sr. Note,
  11.125%                             4,250,000   10/01/2002       3,973,750
Specialty Foods Corp. Sr. Sub.
  Notes, 11.25%                       6,150,000    8/15/2003       4,981,500
                                                                  -----------
                                                                  39,648,700
                                                                  -----------
Gaming & Lodging 5.0%
AZTAR Corp. Sr. Sub. Notes,
  11.00%                            $ 3,000,000   10/01/2002     $ 3,030,000
Belle Casinos, Inc. First
  Mortgage Notes, 12.00%+(open
  box)                                  700,000   10/15/2000         245,000
Boomtown Inc. First Mortgage
  Notes, 11.50%                       3,175,000   11/01/2003       3,063,875
Grand Casinos, Inc. First
  Mortgage Note, 10.125%              1,500,000   12/01/2003       1,590,000
Goldriver Hotel & Casino Corp.
  Mortgage Notes, 13.375%(open
  box)                                8,924,000    8/31/1999       4,908,200
Great Bay Property Funding Corp.
  First Mortgage Note, 10.875%        6,000,000    1/15/2004       5,340,000
Griffin Gaming & Entertainment,
  Inc. Sec. Note, 0.00%               6,950,000    6/30/2000       6,496,860
Mohegan Tribal Gaming Authority
  Sr. Sec. Notes, 13.50%+             3,000,000   11/15/2002       3,570,000
Motels of America, Inc. Sr. Sub.
  Notes, 12.00%                       5,500,000    4/15/2004       5,335,000
President Riverboat Casinos,
  Inc., Sr. Sub. Notes, 13.00%        2,000,000    9/15/2001       1,650,000
Showboat Marina Casino Financing
  Corp. First Mortgage Note,
  13.50%+                             3,000,000    3/15/2003       3,052,500
Treasure Bay Gaming and Resorts
  Inc. First Mortgage Units,
  12.25%+(open box)                   1,000,000   11/15/2000         245,000
Trump Plaza Funding, Inc. First
  Mortgage Notes, 10.875%             2,750,000    6/15/2001       3,052,500
Trump Taj Mahal Funding, Inc.
  Mortgage Units, 11.35%(open
  diamond)                              745,747   11/15/1999         783,967
                                                                  -----------
                                                                  42,362,902
                                                                  -----------
Groceries 4.0%
Almacs, Inc. Sr. Sub. Note,
  11.50%                                  1,000   11/18/2004             100
Grand Union Co. Sr. Sub. Notes,
  12.00%                              7,250,000    9/01/2004       6,361,875
Jitney-Jungle Stores of America,
  Inc. Sr. Note, 12.00%               8,850,000    3/01/2006       8,761,500
Ralphs Grocery Co. Sr. Note,
  10.45%                             12,000,000    6/15/2004      11,460,000
Ralphs Grocery Co. Sr. Sub. Note,
  13.75%                              2,500,000    6/15/2005       2,550,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

---------------------------------     ----------    ---------   -------------
                                      Principal     Maturity        Value
                                       Amount         Date        (Note 1)
---------------------------------     ----------    ---------   -------------
Groceries (cont'd)
Ralphs Supermarkets, Inc. Sr.
  Sub. Note, 11.00%                 $ 2,000,000    6/15/2005     $ 1,800,000
Safeway Stores, Inc. Lease
  Certificates, 13.50%                   90,123    1/15/2009         114,795
Star Market Co., Inc. Sr. Sub
  Note, 13.00%                        2,500,000   11/01/2004       2,575,000
Victory Markets Inc. Sub. Deb.,
  12.50%(open box)                      925,000    3/15/2000         157,250
                                                                  -----------
                                                                  33,780,520
                                                                  -----------
Media 10.3%
Adams Outdoor Advertising Ltd.
  Sr. Note, 10.75%+                   6,250,000    3/15/2006       6,375,000
Allbritton Communications Inc.
  Sr. Sub. Notes, 9.75%+              5,000,000   11/30/2007       4,712,500
Affinity Group, Inc. Sr. Sub.
  Deb., 11.50%                        9,750,000   10/15/2003       9,993,750
Benedek Broadcasting Corp. Sr.
  Notes, 11.875%                      6,250,000    3/01/2005       6,593,750
EZ Communications, Inc. Sr. Sub.
  Note, 9.75%                         1,500,000   12/01/2005       1,485,000
Granite Broadcasting Corp. Sr.
  Sub. Deb., 12.75%                   5,119,000    9/01/2002       5,682,090
Heritage Media Corp. Notes, 8.75%       500,000    2/15/2006         476,250
Hollinger International, Inc. Sr.
  Sub. Notes, 9.25%                   2,250,000    2/01/2006       2,182,500
K-III Communications Corp. Sr.
  Note, 8.50%+                        2,750,000    2/01/2006       2,612,500
Lamar Advertising Co. Sr. Sec.
  Notes, 11.00%                         750,000    5/15/2003         791,250
New City Communications Inc. Sr.
  Sub. Note, 11.375%                  1,000,000   11/01/2003       1,012,500
PageMart, Inc. Sr. Disc. Note,
  0.00% to 10/31/98, 12.25% from
  11/1/98 to maturity                 7,400,000   11/01/2003       5,513,000
PageMart Nationwide, Inc. Sr.
  Disc. Note, 0.00% to
  1/31/2000, 15.00% from 2/1/2000
  to maturity                        13,250,000    2/01/2005       8,745,000
Telemundo Group, Inc. Sr. Note,
  7.00% to 2/14/99, 10.50% from
  2/15/99 to maturity                10,600,000    2/15/2006       9,434,000
Universal Outdoor Holdings, Inc.
  Sr. Sec. Disc. Note, 0.00% to
  6/30/99, 14.00% from 7/1/99 to
  maturity                            9,700,000    7/01/2004       6,887,000

Media (cont'd)
U.S.A. Mobile Communications,
  Inc. Sr. Notes, 9.50%             $ 8,620,000    2/01/2004     $ 8,361,400
U.S.A. Mobile Communications,
  Inc. Sr. Notes, 14.00%              5,500,000   11/01/2004       6,435,000
                                                                  -----------
                                                                  87,292,490
                                                                  -----------
Metal & Mining 6.0%
Bar Technologies, Inc. Sr. Sec.
  Notes, 13.50%+                      4,250,000    4/01/2001       4,196,875
Bayou Steel Corp. First Mortgage
  Notes, 10.25%                       6,250,000    3/01/2001       5,500,000
Carbide/Graphite Group, Inc.
  Sr. Notes, 11.50%                   2,500,000    9/01/2003       2,687,500
Crown Resources Corp. Cv. Sub.
  Deb., 5.75%                           220,000    8/27/2001         182,600
GS Technologies Operating Co. Sr.
  Notes, 12.00%                       5,250,000    9/01/2004       5,289,375
Haynes International, Inc. Sr.
  Sec. Notes, 11.25%                 10,025,000    6/15/1998      10,025,000
Haynes International, Inc. Sr.
  Sub. Notes, 13.50%                  3,525,000    8/15/1999       3,348,750
Kaiser Aluminum & Chemical Corp.
  Sr. Sub. Note, 12.75%               2,250,000    2/01/2003       2,385,000
NS Group, Inc. Units, 13.50%          6,500,000    7/15/2003       5,963,750
Sheffield Steel Corp. First
  Mortgage Notes, 12.00%             11,750,000   11/01/2001      10,222,500
UCAR Global Enterprises, Inc. Sr.
  Sub. Notes, 12.00%                    935,000    1/15/2005       1,075,250
                                                                  -----------
                                                                  50,876,600
                                                                  -----------
Oil & Gas 4.4%
Clark U.S.A., Inc. Sr. Note,
  10.875%+                            3,500,000   12/01/2005       3,657,500
Dual Drilling Co. Sr. Sub. Notes,
  9.875%                              6,100,000    1/15/2004       6,557,500
Empire Gas Corp. Sr. Sec. Notes,
  7.00% to 7/14/99, 12.875% from
  7/15/99 to maturity                 5,750,000    7/15/2004       5,146,250
Moran Energy, Inc., Cv. Sub.
  Deb., 8.75%                         2,420,000    1/15/2008       2,057,000
Presidio Oil Co. Sr. Sec. Notes,
  11.50%(open box)                    8,102,950    9/15/2000       8,305,524
Presidio Oil Co. Sr. Sub. Gas
  Indexed Notes, 13.30%(open box)     6,000,000    7/15/2002       4,560,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

---------------------------------     ----------    ---------   -------------
                                      Principal     Maturity        Value
                                       Amount         Date        (Note 1)
---------------------------------     ----------    ---------   -------------
Oil & Gas (cont'd)
TransAmerican Refining Corp. Sr.
  Sec. Notes, 16.50% to 8/14/98,
  16.00% from 8/15/98 to maturity   $   250,000    2/15/2002     $   225,000
Tuboscope Vetco International
  Inc. Sr. Sub. Deb., 10.75%          2,000,000    4/15/2003       2,090,000
United Meridian Corp. Sr. Sub.
  Note, 10.375%                       4,750,000   10/15/2005       4,987,500
                                                                  -----------
                                                                  37,586,274
                                                                  -----------
Paper 1.8%
Crown Packaging Holdings Ltd. Sr.
  Sec. Notes, 10.75%                  3,300,000   11/01/2000       3,069,000
Crown Packaging Holdings Ltd. Sr.
  Sub. Notes, 0.00% to
  10/31/2000, 12.25% from
  11/1/2000 to maturity              16,500,000   11/01/2003       7,095,000
Equitable Bag Co., Inc. Sr.
  Notes, 11.00%(open box)             6,738,000   12/16/2004       3,369,000
Mail-Well Envelope Corp. Sr. Sub.
  Note, 10.50%                        2,250,000    2/15/2004       2,188,125
                                                                  -----------
                                                                  15,721,125
                                                                  -----------
Plastics 1.1%
Plastics Specialty & Technology
  Sr. Note, 11.25%                    9,750,000   12/01/2003       9,750,000
                                                                  -----------
Publishing 0.2%
Bell & Howell Co. Series B Sr.
  Disc. Deb., 0.00% to 2/28/2000,
  11.50% from 3/1/2000 to
  maturity                            2,500,000    3/01/2005       1,625,000
                                                                  -----------
Real Estate/Building 3.2%
Dal-Tile International Inc. Sr.
  Sec. Notes, 0.00%                  10,500,000    7/15/1998       8,400,000
Miles Home Services, Inc. Sr.
  Note, 12.00%                        4,250,000    4/01/2001       3,230,000
Overhead Door Corp., 12.25%           3,250,000    2/01/2000       3,185,000
JM Peters, Inc. Sr. Note, 12.75%      3,375,000    5/01/2002       3,206,250
Waxman Industries, Inc. Sr. Sec.
  Notes, 12.25%                       5,000,000    9/01/1998       5,112,500
Waxman Industries, Inc. Sr. Sec.
  Notes, 0.00% to
  5/31/99, 12.75% from 6/1/99 to
  maturity                            7,424,000    6/01/2004       3,712,000
                                                                  -----------
                                                                  26,845,750
                                                                  -----------
Retail Trade 4.1%
Finlay Enterprises, Inc. Sr.
  Disc. Deb., 0.00% to 4/30/98,
  12.00% from 5/1/98 to maturity    $10,570,000    5/01/2005     $ 7,346,150
Finlay Fine Jewelry Corp. Sr.
  Note, 10.625%                       5,250,000    5/01/2003       5,105,625
Loehmann's Holdings, Inc. Sr.
  Sub. Notes, 13.75%                  1,500,000    2/15/1999       1,395,000
Mothers Work, Inc. Sr. Note,
  12.625%                             2,500,000    8/01/2005       2,606,250
Penn Traffic Co. Sr. Sub. Notes,
  8.625%                              5,000,000   12/15/2003       4,550,000
Penn Traffic Co. Sr. Sub. Notes,
  9.625%                             16,500,000    4/15/2005      14,066,250
                                                                  -----------
                                                                  35,069,275
                                                                  -----------
Shipping/Transportation 0.6%
Tiphook Finance Corp. Notes,
  7.125%                              5,333,000    5/01/1998       3,893,090
Tiphook Finance Corp. Notes,
  8.00%                                 595,000    3/15/2000         438,813
Tiphook Finance Corp. Notes,
  10.75%                                711,000   11/01/2002         533,250
                                                                  -----------
                                                                   4,865,153
                                                                  -----------
Technology 12.7%
American Communications Services,
  Inc. Sr. Disc. Note, 13.00%+        9,500,000   11/01/2005       5,343,750
Anacomp, Inc. Sr. Sub. Notes,
  15.00%(open box)                   13,929,000   11/01/2000      12,257,520
Anacomp, Inc. Cv. Deb.,
  13.875%(open box)                     120,000    1/15/2002           8,400
Anacomp International N.V. Cv.
  Sub. Deb., 9.00%(open box)          3,100,000    1/15/1997         217,000
Brooks Fiber Properties, Inc. Sr.
  Disc. Note, 0.00% to 3/1/2001,
  10.875% from 3/2/2001 to
  maturity+                           5,500,000    3/01/2006       3,190,000
Celcaribe S.A. Units, 0.00% to
  3/14/98, 13.50% from 3/15/98 to
  maturity+                             581,000    3/15/2004       5,606,650
Clearnet Communications, Inc.
  Units, 0.00% to 12/14/2000,
  14.75% from 12/15/2000 to
  maturity                              253,500   12/15/2005      14,576,250
Computervision Corp. Sr. Sub.
  Notes, 11.375%                      6,000,000    8/15/1999       6,300,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

---------------------------------     ----------    ---------   -------------
                                      Principal     Maturity        Value
                                       Amount         Date        (Note 1)
---------------------------------     ----------    ---------   -------------
Technology (cont'd)
Dial Call Communications Inc. Sr.
  Disc. Notes, 12.25%               $ 1,250,000    4/15/2004    $    787,500
Echostar Communications Satellite
  Broadcast Co. Sr. Sec. Disc.
  Note, 0.00% to 3/14/2000,
  13.125% from 3/15/2000 to
  maturity+                          13,250,000    3/15/2004       7,983,125
Echostar Communications Co. Sr.
  Sec. Disc. Note, 0.00% to
  5/31/99, 12.875% from 6/1/99 to
  maturity                            8,750,000    6/01/2004       6,343,750
Fonorola, Inc. Sr. Sec. Note,
  12.50%                              5,750,000    8/15/2002       6,267,500
GenRad Inc. Cv. Sub. Deb., 7.25%        608,000    5/01/2011         604,960
IntelCom Group, Inc. Sr. Disc.
  Units, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to
  maturity                           11,000,000    9/15/2005       7,040,000
Intercel, Inc. Units, 0.00% to
  1/31/2001, 12.00% from 2/1/2001
  to maturity                            25,000    2/01/2006       1,512,500
Intermedia Communications, Inc.
  Sr. Note, 13.50%                    1,500,000    6/01/2005       1,740,000
MFS Communications Sr. Disc.
  Note, 0.00% to 1/14/99, 9.375%
  from 1/15/99 to maturity           16,750,000    1/15/2004      12,730,000
Nextel Communications, Inc. Sr.
  Disc. Note, 0.00% to 2/15/99,
  9.75% from 2/16/99 to maturity      2,500,000    8/15/2004       1,462,500
Protection One Alarm Monitoring,
  Inc. Units, 0.00% to 6/29/98,
  13.375% from 6/30/98 to
  maturity                            4,000,000    6/30/2005       3,380,000
Viatel, Inc. Sr. Disc. Note,
  0.00% to 1/14/2000, 15.00% from
  1/15/2000 to maturity               4,500,000    1/15/2005       2,385,000
Winstar Communications, Inc. Sr.
  Sub. Cv. Note, 0.00% to
  10/14/2000, 14.00% from
  10/15/2000 to maturity              4,960,000   10/15/2005       3,025,600
Winstar Communications, Inc. Sr.
  Disc. Note, 14.00%                  9,920,000   10/15/2005       5,629,600
                                                                  -----------
                                                                 108,391,605
                                                                  -----------
Textile & Apparel 0.5%
Interface, Inc. Sr. Sub. Note,
  9.50%                             $ 4,500,000   11/15/2005    $  4,522,500
                                                                  -----------
Utility 0.2%
El Paso Electric Co. First
  Mortgage Notes, 8.90%               1,250,000    2/01/2006       1,265,625
                                                                  -----------
Total Bonds (Cost $697,380,012)                                  685,300,885
                                                                  -----------

                                                 Shares
---------------------------------------------     ------   -------------
PREFERRED STOCKS 11.0%
Aerospace 0.6%
Panamsat Corp. Sr. Exch. Pfd.(open diamond)       4,934            5,513,745
                                                                  -----------
Automotive 1.2%
Harvard Industries, Inc. 14.25% Exch.
  Pfd.(open diamond)                            370,933            9,922,458
                                                                  -----------
Banking 0.3%
Riverbank American Pfd.*                        110,000            2,722,500
                                                                  -----------
Business Service 1.2%
Anacomp, Inc. Cv. Pfd.                           10,000                5,000
La Petite Holdings Co. Cum. Red. Exch. Pfd.*    361,000           10,469,000
                                                                  -----------
                                                                  10,474,000
                                                                  -----------
Drug 0.5%
Fox Meyer Health Corp. Pfd. Series A(open
  diamond)                                      129,293            4,266,669
                                                                  -----------
Electric 0.1%
Consolidated Hydro, Inc. Cv. Pfd.*                2,000              700,000
                                                                  -----------
Financial Service 0.6%
Gentra, Inc. Series G Pfd.*                     100,100            1,211,332
Gentra, Inc. Series J Pfd.*                     264,102            3,292,801
Gentra, Inc. Series Q Pfd.*                      70,300              663,816
                                                                  -----------
                                                                   5,167,949
                                                                  -----------
Forest Product 0.4%
S.D. Warren Co. Series B Sr. Exchange Pfd.*     108,000            3,348,000
                                                                  -----------
Hotel & Restaurant 0.2%
Station Casinos, Inc. Cv. Pfd.                   30,000            1,500,000
                                                                  -----------
Media 2.2%
Cablevision Systems Corp. Series B Pfd.(open
  diamond)+                                      32,500            3,217,662
K-III Communications Corp. Series C Pfd.         80,000            8,280,000
K-III Communications Corp. Series B Exch.
  Pfd.(open diamond)                             65,529            6,782,301
                                                                  -----------
                                                                  18,279,963
                                                                  -----------
Metal & Mining 0.1%
Kaiser Aluminum Corp. Cv. Pfd.                   82,700            1,147,463
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

 ------------------------------------------------------------    --------   -------------
                                                                                Value
                                                                 Shares       (Note 1)
------------------------------------------------------------     --------   -------------
Recreation 2.1%
Granite Broadcasting Corp. Cv. Exch. Pfd.(open diamond)          253,000     $15,701,813
Live Entertainment Inc. Series B Cv. Pfd.                        285,000       1,941,563
Sante Fe Gaming Corp. Cv. Exch. Pfd.                             434,147         244,208
                                                                              -----------
                                                                              17,887,584
                                                                              -----------
Retail Trade 1.4%
Loehmanns Holdings, Inc. Series A Pfd.(open diamond)             895,340         402,903
Supermarkets General Holding Corp. Exch. Pfd.*(open diamond)     453,540      11,338,500
                                                                              -----------
                                                                              11,741,403
                                                                              -----------
Textile & Apparel 0.1%
JPS Textile Group, Inc. Series A Sr. Pfd.(open diamond)           52,666         789,990
Town & Country Corp. Exch. Pfd.(open diamond)++                   95,803         119,754
                                                                              -----------
                                                                                 909,744
                                                                              -----------
Total Preferred Stocks (Cost $83,156,597)                                     93,581,478
                                                                              -----------

COMMON STOCKS & OTHER 3.4%
American Communications Services, Inc. Wts.*+                      9,500         555,750
American Telecasting, Inc. Wts.*                                  41,130         215,932
Atlantic Richfield Co.                                           514,600      14,794,750
Axia Holdings Corp. Com.*                                          2,250          67,500
Belle Casinos, Inc. Wts.*+                                         1,400              14
Boomtown, Inc. Wts.*                                               7,250             362
CHC Helicopter Corp. Wts.*                                        46,000          23,000
Central Rents, Inc. Wts.*                                          5,250         315,000
Chattem, Inc. Wts.*                                                2,000           5,000
Chatwins Group Inc. Wts.*+                                         7,000           3,500
County Seat Holdings, Inc. Wts.*                                   2,000             100
Crown Packaging Holdings Ltd. Wts.*+                              20,750         166,000
Dr. Pepper Bottling Co. Cl. A Com.*                               50,000         237,500
Empire Gas Corp. Wts.*                                             2,760           5,520
Equitable Bag, Inc. Cl. A Com.*                                  640,117           6,401
Federated Department Stores, Inc.
  Series C Wts.*                                                  46,435         574,633
Federated Department Stores, Inc.
  Series D Wts.*                                                  46,435         557,220
Finlay Enterprises, Inc. Cl. A Com.*                              12,760         181,830
Fitzgerald Gaming Corp. Wts.*+                                     3,000          30,000
Food 4 Less Holdings, Inc. Wts.*++                                24,223       1,265,652
Goldriver Hotel & Casino Corp. Cl. B Com.*                        52,500           6,562

COMMON STOCKS & OTHER (cont'd)
Goldriver Hotel & Casino Corp. Liquidation Trust Units*++      5,250,000     $    66,675
Grand Union Co. Com.*                                            100,000         600,000
Harvard Industries, Inc. Cl. B Com.*                              25,000         559,375
Heartland Wireless Communications, Inc. Wts.*                     37,500         281,250
ICF Kaiser International, Inc. Wts.*                              22,800          17,100
INDSPEC Chemical Corp. Wts.*++                                       506         634,165
Insight Communications Co., L.P. Wts.*                            25,000          56,250
IntelCom Group, Inc. Wts.*+                                       21,450         214,500
Intermedia Communications Inc. Wts.*+                              1,500          37,500
Jewel Recovery L.P. Units*                                        82,595             826
Kaiser Aluminum Corp. Com.*                                       70,000       1,076,250
Ladish Company, Inc. Wts.*++                                     520,000         156,000
Little Switzerland, Inc. Com.*                                    94,263         377,052
LTX Corp. Com.*                                                  250,000       2,031,250
Mail-Well Holdings, Inc. Com.*+                                   14,205         115,416
Miles Homes, Inc. Wts.*                                           51,000          12,750
Motels of America, Inc. Com.*+                                     5,500         440,000
Nextel Communications, Inc. Wts.*                                  1,250           1,250
PageMart, Inc. Wts.*+                                             21,850         131,100
PageMart Nationwide, Inc. Com.*+                                  18,375         172,266
Pegasus Media & Communications, Inc. Cl. B Com.*+                    375         121,875
Petro PSC Properties, Inc. Wts.*                                   2,000          68,000
Protection One, Inc. Wts.*                                        10,400          83,200
PST Holdings, Inc. Com.*                                          45,300          45,300
Renaissance Cosmetics, Inc. Wts.*+                                 2,000          45,000
Sabreliner Corp. Wts.*                                             1,750           8,750
S.D.W. Holdings Corp. Wts.*+                                     108,000         324,000
Sheffield Steel Corp. Wts.*                                       38,750          58,125
Smittys Supermarkets, Inc. Cl. B Com.*                             3,250          32,500
Terex Corp. Rts.*                                                  6,300           1,575
Total Renal Care, Inc. Cl. B Com.*                                10,500         326,813
Town & Country Corp. Cl. A Com.*                                 371,830         232,394
TransAmerican Refining Corp. Wts.*                                12,626          28,409
Universal Outdoor Holdings, Inc. Wts.*                             9,700         388,000
Vestar/LPA Investment Corp. Com.*+                                14,250         171,000
Viatel, Inc. Com.*+                                              162,450         649,800
Waxman Industries, Inc. Wts.*+                                   236,000         236,000
Wireless One, Inc. Wts.*                                          16,500         115,500
                                                                              -----------
Total Common Stocks & Other (Cost $31,589,061)                                28,929,442
                                                                              -----------


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

                                  Principal    Maturity                 Value
                                    Amount       Date                 (Note 1)
------------------------------     ---------    --------   -------------------------------
REPURCHASE AGREEMENTS 0.1%
State Street Bank and Trust
  Company, dated 3/29/96,
  repurchase proceeds
  $470,078, collateralized by
  $490,000 U.S. Treasury Bill,
  5.625%, due 6/27/96
  Market Value $483,691         $   470,000   4/01/1996             $    470,000
                                                             -----------------------------
Total Repurchase Agreements (Cost $470,000)                              470,000
                                                             -----------------------------

COMMERCIAL PAPER 3.9%
Deere & Co., 5.35%                3,597,000   4/04/1996                3,597,000
Ford Motor Credit Co., 5.37%     13,000,000   4/01/1996               13,000,000
General Electric Capital
  Corp., 5.36%                    6,666,000   4/10/1996                6,666,000
Norwest Financial, Inc., 5.36%   10,000,000   4/04/1996               10,000,000
                                                             -----------------------------
Total Commercial Paper (Cost $33,263,000)                             33,263,000
                                                             -----------------------------
Total Investments (Cost $845,858,670)--98.9%                         841,544,805
Cash and Other Assets, Less Liabilities--1.1%                          9,765,858
                                                             -----------------------------
Net Assets--100.0%                                                  $851,310,663
                                                             =============================

Federal Income Tax Information (Note 1):
At March 31, 1996, the net unrealized
  depreciation of investments based on cost
  for Federal income tax purposes of
  $846,054,181 was as follows:
Aggregate gross unrealized appreciation for
  all investments in which there is an
  excess of value over tax cost                $ 48,605,257
Aggregate gross unrealized depreciation for
  all investments in which there is an
  excess of tax cost over value                 (53,114,633)
                                                 -----------
                                               $ (4,509,376)
                                                 ===========

*              Nonincome-producing securities

(open diamond) Payments of income may be made in cash or in the form of additional securities.

(open box)     Security is in default.

++ Security valued under consistently applied procedures established by the Trustees. Security restricted as to public resale. At March 31, 1996, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 1996 were $2,786,861 and $2,431,403 (0.29% of net assets), respectively.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1996 were $87,618,783 and $88,164,783 (10.36% of net assets), respectively.

                               ASSET COMPOSITION TABLE
                             March 31, 1996 (Unaudited)
                                             Percentage of
                           Ratings+++         Net Assets*
                           --------------   -------------
                           BB                      4.6%
                           B                      66.3
                           CCC and below           9.6
                           Equities               14.4
                           Other                   5.1
                                               -----------
                           TOTAL                 100.0%
                                               ===========

                           +++As rated by Standard & Poor's Corp. and/or
                              equivalent rating by Moody's Investors Service, Inc.
                            *Unrated bonds were included among relevant rating
                             categories as determined by the Fund's manager.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1996

Assets
Investments, at value (Cost $845,858,670) (Note 1)    $841,544,805
Cash                                                         4,843
Interest and dividends receivable                       15,578,864
Receivable for securities sold                          11,040,352
Receivable for fund shares sold                          1,225,434
Other assets                                                   987
                                                        -----------
                                                       869,395,285
Liabilities
Payable for securities purchased                        13,545,428
Dividends payable                                        2,314,527
Payable for fund shares redeemed                           687,568
Accrued transfer agent and shareholder services
  (Note 2)                                                 547,238
Accrued management fee (Note 2)                            465,451
Accrued distribution and service fees (Note 4)             303,353
Accrued trustees' fees (Note 2)                             14,000
Other accrued expenses                                     207,057
                                                        -----------
                                                        18,084,622
                                                        -----------
Net Assets                                            $851,310,663
                                                        ===========
Net Assets consist of:
 Undistributed net investment income                  $    635,185
 Unrealized depreciation of investments                 (4,313,865)
 Accumulated net realized loss                         (27,698,367)
 Shares of beneficial interest                         882,687,710
                                                        -----------
                                                      $851,310,663
                                                        ===========
Net Asset Value and redemption price per share of
  Class A shares ($646,473,424 / 108,658,175
  shares of beneficial interest)                              $5.95
                                                        ===========
Maximum Offering Price per share of Class A shares
  ($5.95 / .955)                                              $6.23
                                                        ===========
Net Asset Value and offering price per share of
  Class B shares ($185,735,283 / 31,338,216 shares
  of beneficial interest)*                                    $5.93
                                                        ===========
Net Asset Value, offering price and redemption
  price per share of Class C shares ($3,840,028 /
  648,256 shares of beneficial interest)                      $5.92
                                                        ===========
Net Asset Value and offering price per share of
  Class D shares ($15,261,928 / 2,572,133 shares
  of beneficial interest)*                                    $5.93
                                                        ===========

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended March 31, 1996

Investment Income
Interest, net of foreign taxes of $14,099              $ 73,810,134
Dividends, net of foreign taxes of $7,460                 5,949,927
                                                         -----------
                                                         79,760,061
Expenses
Management fee (Note 2)                                   5,199,204
Transfer agent and shareholder services (Note 2)          1,531,433
Custodian fee                                               236,935
Reports to shareholders                                     122,307
Service fee--Class A (Note 4)                             1,583,616
Distribution and service fees--Class B (Note 4)           1,516,560
Distribution and service fees--Class D (Note 4)             115,118
Registration fees                                           106,193
Audit fee                                                    61,622
Trustees' fees (Note 2)                                      30,991
Legal fees                                                   12,297
Miscellaneous                                                42,440
                                                         -----------
                                                         10,558,716
                                                         -----------
Net investment income                                    69,201,345
                                                         -----------
Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency
Net realized loss on investments (Notes 1 and 3)        (16,029,655)
                                                         -----------
Net unrealized appreciation of investments               43,123,164
Net unrealized depreciation of foreign currency              (6,955)
                                                         -----------
  Total net unrealized appreciation                      43,116,209
                                                         -----------
Net gain on investments and foreign currency             27,086,554
                                                         -----------
Net increase in net assets resulting from
  operations                                           $ 96,287,899
                                                         ===========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended March 31
                                 -----------------------------
                                     1996            1995
-----------------------------     ------------   -------------
Increase (Decrease) in Net Assets
Operations:
Net investment income            $ 69,201,345    $ 73,111,882
Net realized loss on
  investments*                    (16,029,655)    (10,256,401)
Net unrealized appreciation
  (depreciation) of
  investments and foreign
  currency                         43,116,209     (51,717,996)
                                   ----------      -----------
Net increase resulting from
  operations                       96,287,899      11,137,485
                                   ----------      -----------
Dividends from net investment
  income:
 Class A                          (60,859,257)    (68,341,894)
 Class B                          (13,275,143)     (9,517,499)
 Class C                             (319,668)       (185,611)
 Class D                           (1,000,485)       (474,138)
                                   ----------      -----------
                                  (75,454,553)    (78,519,142)
                                   ----------      -----------
Distributions from net realized
  gains:
 Class A                             (804,838)     (5,956,632)
 Class B                             (159,995)       (701,101)
 Class C                               (3,577)        (10,576)
 Class D                              (10,572)        (29,366)
                                   ----------      -----------
                                     (978,982)     (6,697,675)
                                   ----------      -----------
Net increase from fund share
  transactions (Note 5)            85,881,692      98,050,321
                                   ----------      -----------
Total increase in net assets      105,736,056      23,970,989
Net Assets
Beginning of year                 745,574,607     721,603,618
                                   ----------      -----------
End of year (including
  undistributed net
  investment income of
  $635,185 and $1,789,475,
  respectively)                  $851,310,663    $745,574,607
                                   ==========      ===========
* Net realized gain (loss)
  for Federal income tax
  purposes (Note 1)              $(27,502,856)   $  1,433,108
                                   ==========      ===========

NOTES TO FINANCIAL STATEMENTS
March 31, 1996

Note 1

State Street Research High Income Fund, formerly MetLife-State Street Research High Income Fund (the "Fund") is a series of State Street Research Income Trust, formerly MetLife-State Street Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists of two separate funds: State Street Research High Income Fund and State Street Research Managed Assets.

The investment objective of the Fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the Fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the Fund's investments, however, may be considered predominantly speculative.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH HIGH INCOME FUND

independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income and preferred securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatment of accrued interest on defaulted bonds.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At March 31, 1996, the Fund had a capital loss carryforward of $27,502,856 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on March 31, 2004.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1994 through March 31, 1995, the Fund incurred net capital losses of $9,299,301 and has deferred and treated such losses as arising in the fiscal year ended March 31, 1996.

F. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1996, the fees pursuant to such agreement amounted to $5,199,204.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended March 31, 1996, the amount of such expenses was $316,413.

The fees of the Trustees not currently affiliated with the Adviser amounted to $30,991 during the year ended March 31, 1996.

Note 3

For the year ended March 31, 1996, purchases and sales of securities, exclusive of short-term investments, aggregated $631,080,925 and $434,573,379, respectively.

Note 4

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1996, fees pursuant to such plan amounted to $1,583,616, $1,516,560, and $115,118 for Class A, Class B and Class D shares, respectively.

STATE STREET RESEARCH HIGH INCOME FUND

Note 4 (cont'd)

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $268,551 and $2,059,915 respectively, on sales of Class A shares of the Fund during the year ended March 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $1,560,082 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $734,173 and $4,449 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 5

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At March 31, 1996, the Distributor owned 7,018 Class A shares of the Fund. Share transactions were as follows:

                                                              Year ended March 31
                                          ------------------------------------------------------------
                                                      1996                           1995
                                           ---------------------------   -----------------------------
Class A                                      Shares         Amount          Shares          Amount
--------------------------------------     -----------    ------------    -----------   --------------
Shares sold                                18,288,203   $ 107,141,811     21,246,001    $ 128,017,213
Issued upon reinvestment of:
 Dividends from net investment income       6,699,217      39,227,013      7,531,344       44,748,968
 Distributions from net realized gains        110,651         647,284        721,885        4,490,064
Shares repurchased                        (22,983,923)   (134,676,806)   (24,109,224)    (144,623,371)
                                            ---------      ----------      ---------      ------------
Net increase                                2,114,148   $  12,339,302      5,390,006    $  32,632,874
                                            =========      ==========      =========      ============

Class B                                      Shares          Amount         Shares           Amount
--------------------------------------      ---------      ----------      ---------      ------------
Shares sold                                14,268,713   $  83,337,086     11,897,541    $  71,267,750
Issued upon reinvestment of:
 Dividends from net investment income       1,319,995       7,702,343        978,091        5,757,785
 Distributions from net realized gains         21,578         125,811         85,923          533,729
Shares repurchased                         (4,623,289)    (27,005,817)    (3,103,165)     (18,503,010)
                                            ---------      ----------      ---------      ------------
Net increase                               10,986,997   $  64,159,423      9,858,390    $  59,056,254
                                            =========      ==========      =========      ============

Class C                                      Shares          Amount         Shares           Amount
--------------------------------------      ---------      ----------      ---------      ------------
Shares sold                                   458,494   $   2,676,110        425,482    $   2,530,906
Issued upon reinvestment of:
 Dividends from net investment income          42,106         245,608         19,434          114,077
 Distributions from net realized gains            486           2,834          1,182            7,338
Shares repurchased                           (298,694)     (1,741,339)      (132,914)        (791,910)
                                            ---------      ----------      ---------      ------------
Net increase                                  202,392   $   1,183,213        313,184    $   1,860,411
                                            =========      ==========      =========      ============

Class D                                      Shares          Amount         Shares           Amount
--------------------------------------      ---------      ----------      ---------      ------------
Shares sold                                 1,922,890   $  11,234,354      1,263,734    $   7,538,932
Issued upon reinvestment of:
 Dividends from net investment income          76,557         447,554         35,765          209,720
 Distributions from net realized gains          1,314           7,661          3,762           23,361
Shares repurchased                           (596,429)     (3,489,815)      (549,698)      (3,271,231)
                                            ---------      ----------      ---------      ------------
Net increase                                1,404,332   $   8,199,754        753,563    $   4,500,782
                                            =========      ==========      =========      ============

STATE STREET RESEARCH HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                  Class A
                                       --------------------------------------------------------------
                                                            Year ended March 31
                                       --------------------------------------------------------------
                                          1996*         1995*         1994         1993       1992
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $5.80         $6.43         $6.32        $5.95      $5.21
Net investment income                       .52           .61           .66          .67        .71
Net realized and unrealized gain
  (loss) on investments  and
  foreign currency                          .20          (.58)          .22          .37        .72
Dividends from net investment
  income                                   (.56)         (.60)         (.62)        (.67)      (.69)
Distributions from net realized
  gains                                    (.01)         (.06)         (.15)       --         --
                                         --------      --------      --------      -----      -------
Net asset value, end of year              $5.95         $5.80         $6.43       $6.32       $5.95
                                         ========      ========      ========      =====      =======
Total return                              12.85%+        1.80%+       14.58%+      18.70%+    28.99%+
Net assets at end of year (000s)       $646,473      $618,462      $650,755     $496,352   $308,921
Ratio of operating expenses to
  average net assets                       1.17%         1.23%         1.16%        1.15%      1.17%
Ratio of net investment income to
  average net assets                       8.88%        10.19%        10.41%       11.25%     12.71%
Portfolio turnover rate                   56.47%        31.55%        24.36%       79.39%     72.62%

                                                   Class B                               Class C
                                      ----------------------------------   ------------------------------------
                                             Year ended March 31                   Year ended March 31
                                      ----------------------------------   ------------------------------------
                                       1996*        1995*       1994**       1996*        1995*        1994**
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  year                                  $5.79        $6.42       $6.34       $5.78        $6.42        $6.34
Net investment income                     .46          .57         .51         .53          .64          .57
Net realized and unrealized gain
  (loss) on investments and
  foreign currency                        .21         (.58)        .15         .20         (.60)         .14
Dividends from net investment
  income                                 (.52)        (.56)       (.48)       (.58)        (.62)        (.53)
Distributions from net realized
  gains                                  (.01)        (.06)       (.10)       (.01)        (.06)        (.10)
                                       -------      -------      -------     -------      -------     ---------
Net asset value, end of year            $5.93        $5.79       $6.42       $5.92        $5.78        $6.42
                                       =======      =======      =======     =======      =======     =========
Total return                            12.06%+       0.89%+     10.76%+++   13.19%+       1.73%+      11.67%+++
Net assets at end of year (000s)     $185,735     $117,767     $67,337      $3,840       $2,579         $851
Ratio of operating expenses to
  average net assets                     1.92%        1.98%       1.93%++     0.92%        0.98%        0.93%++
Ratio of net investment income to
  average net assets                     7.95%        9.65%      10.32%++     8.97%       10.85%       11.32%++
Portfolio turnover rate                 56.47%       31.55%      24.36%      56.47%       31.55%       24.36%

                                                Class D
                                      -----------------------------
                                          Year ended March 31
                                      -----------------------------
                                      1996*      1995*      1994**
-------------------------------------------------------------------
Net asset value, beginning of
  year                                 $5.79      $6.42      $6.34
Net investment income                    .46        .58        .51
Net realized and unrealized gain
  (loss) on investments and
  foreign currency                       .21       (.59)       .15
Dividends from net investment
  income                                (.52)      (.56)      (.48)
Distributions from net realized
  gains                                 (.01)      (.06)      (.10)
                                       -----      -----      -----
Net asset value, end of year           $5.93      $5.79      $6.42
                                       =====      =====      =====
Total return                           12.05%+     0.88%+    10.74%+++
Net assets at end of year (000s)     $15,262     $6,766     $2,661
Ratio of operating expenses to
  average net assets                    1.92%      1.98%      1.93%++
Ratio of net investment income to
  average net assets                    7.91%      9.81%     10.32%++
Portfolio turnover rate                56.47%     31.55%     24.36%
-------------------------------------------------------------------

*   Per-share figures have been calculated using the average shares method.

**  June 1, 1993 (commencement of share class designations) to March 31,
    1994.

++  Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges.

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research Income Trust and the Shareholders of State Street Research High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (formerly MetLife - State Street Research High Income Fund) (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1996 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
----------------------------------
Price Waterhouse LLP
Boston, Massachusetts
May 10, 1996

STATE STREET RESEARCH HIGH INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

A healthy bond market and a weak economy had the greatest influence on High Income Fund's performance over the past 12 months. Returns were good from a historical standpoint, but the Fund didn't do well versus its peers. A "flight to quality" in the bond market occurred because investors believed companies issuing lower-rated bonds would do poorly. The B-rated bonds in High Income Fund's portfolio weren't as attractive to the market, so they underperformed.

The decline in interest rates in 1995 drove bond prices up, helping the Fund's return. Higher bond prices resulted in lower yields, however, and the Fund had to lower its yield slightly in January. The yield was 7.51% on March 31, 1996, for Class A shares.

The Fund maintained its emphasis on B-rated bonds. In 1995, B-rated bonds were out of the market's favor. The Fund's adviser didn't see this as a long-term trend, however, so didn't change approaches. In the first quarter of 1996, B-rated bonds came back into market favor and performed well.

The Fund built a position in paging and sold most of it when it reached the price target. High Income Fund also invested in wireless communications and maintained a substantial amount in that area, but reduced its position in industries sensitive to economic cycles, such as paper and metals.

March 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In January 1994, the Fund changed its investment objective to include capital appreciation as a secondary consideration in selecting portfolio securities, to eliminate requirements that a percentage of the Fund be invested in certain rating categories, and to allow greater use of convertible and preferred securities. Previously, the Fund was required to invest at least 65% in securities rated BBB, BB, or B. Performance for a class includes periods prior to the adoption of class designations in 1993. Performance reflects maximum 4.5% "A" share front-end, or 5% "B" share or 1% "D" share contingent deferred, sales charges. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. "B" and "D" share performance prior to adoption of multiple class shares reflects annual 12b-1 fees of .25% and thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. The First Boston High Yield Index is a commonly used measure of high-yield bond performance. The index is unmanaged and does not take sales charges into consideration. Direct investment in the index is not possible; results are for illustrative purposes only.

                  Comparison Of Change In Value Of A $10,000
                      Investment In High Income Fund and
                      The First Boston High Yield Index

Class A Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year             5 Years          Life of Fund
 -------------------------------------------------------
      +7.77%             +13.98%             +9.55%
 -------------------------------------------------------

         High   First Boston
        Income   High Yield
         Fund      Index
8/86     9550    10000
3/87    10631    10930
3/88    11136    11599
3/89    12509    12690
3/90    11670    12199
3/91    11926    13894
3/92    15378    18233
3/93    18252    21031
3/94    20912    23125
3/95    21289    24236
3/96    24023    27758

Class B Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year             5 Years          Life of Fund
 -------------------------------------------------------
      +7.06%             +14.26%             +9.81%
 -------------------------------------------------------

         High   First Boston
        Income   High Yield
         Fund      Index
8/86   10000    10000
3/87   11132    10930
3/88   11661    11599
3/89   13099    12690
3/90   12220    12199
3/91   12488    13894
3/92   16102    18233
3/93   19113    21031
3/94   21736    23125
3/95   21930    24236
3/96   24575    27758

Class C Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year             5 Years          Life of Fund
 -------------------------------------------------------
     +13.19%             +15.11%            +10.11%
 -------------------------------------------------------

         High   First Boston
        Income   High Yield
         Fund      Index
8/86    10000    10000
3/87    11132    10930
3/88    11661    11599
3/89    13099    12690
3/90    12220    12199
3/91    12488    13894
3/92    16102    18233
3/93    19113    21031
3/94    21913    23125
3/95    22292    24236
3/96    25233    27758

Class D Shares

              Average Annual Total Return
 -------------------------------------------------------
     1 Year             5 Years          Life of Fund
 -------------------------------------------------------
     +11.05%             +14.49%             +9.80%
 -------------------------------------------------------

         High   First Boston
        Income   High Yield
         Fund      Index
8/86    10000    10000
3/87    11132    10930
3/88    11661    11599
3/89    13099    12690
3/90    12220    12199
3/91    12488    13894
3/92    16102    18233
3/93    19113    21031
3/94    21731    23125
3/95    21922    24236
3/96    24564    27758

                                      16